SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________________

SCHEDULE 14A

_______________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

CODE CHAIN NEW CONTINENT LIMITED
(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CODE CHAIN NEW CONTINENT LIMITED
1678 Jinshajiang Road
Building No. 6, Room 901
Shanghai, China 200062

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 20, 2022

Dear Stockholder:

Notice is hereby given that 2022 annual meeting of stockholders (the “Annual Meeting”) of Code Chain New Continent Limited (formerly known as “TMSR Holding Company Limited”), a Nevada corporation (the “Company”), will be held on December 20, 2022, at 10 a.m., local time, (December 19, 2022 at 9 pm EST) at the principal office of the Company located at 1678 Jinshajiang Road, Building No. 6, Room 901, Shanghai, China 200062, for the following purposes:

1.     To elect five directors to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of stockholders or until their successors are elected and qualified; and

2.     To ratify the selection by our Audit Committee of Enrome LLP to serve as our independent registered public accounting firm for the year ending December 31, 2022.

Holders of record of our Common Stock at the close of business on November 10, 2022 (the “Record Date”), are entitled to attend and vote at the meeting. The Board urges Stockholders to vote “FOR ALL” of Item 1 and “FOR” of Item 2.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our annual report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”) accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

This Notice, Proxy Statement, and form of proxy card are being distributed and made available on or about November 21, 2022.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote over the Internet.

By Order of the Board of Directors,
Sincerely,
/s/ Hongxiang Yu
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 20, 2022

Code Chain New Continent Limited
1678 Jinshajiang Road
Building No. 6, Room 901
Shanghai, China 200062

PROXY STATEMENT

The Board of Directors (the “Board”) of Code Chain New Continent Limited (formerly known as “TMSR Holding Company Limited”), a Nevada corporation (the “Company,” “CCNC” or “we”) is furnishing this Proxy Statement and the accompanying proxy to you to solicit your proxy for 2022 annual meeting of stockholders (the “Meeting”). The Meeting will be held on December 20, 2022, at 10 a.m., local time, (December 19, 2022 at 9 p.m. EST) at the principal office of the Company located at 1678 Jinshajiang Road, Building No. 6, Room 901, Shanghai, China 200062.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this proxy statement?

You have received this proxy statement and our annual report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”) because our Board is soliciting your proxy to vote your shares at the Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

What is the purpose of the Meeting?

At the Meeting, our stockholders will act upon the matters described in this proxy statement.

These matters include 1) the election of directors and 2) the ratification of the appointment of the independent registered public accounting firm to audit our financial statements as of December 31, 2022 and for the fiscal year then ending.

What are the Board’s recommendations?

Our Board recommends that you vote:

•        FOR election of the nominated directors; and

•        FOR approve and ratify the appointment of Enrome LLP as our independent auditors to audit the financial statements as of December 31, 2022 and for the fiscal year then ending.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to attend and vote at the Meeting?

Only stockholders of record at the close of business on November 10, 2022, which we refer to as the Record Date, are entitled to received notice of, and to attend and vote at, the Meeting. As of the Record Date, there were 1,837,136 shares of our Common Stock outstanding (“Common Stock”). Holders of Common Stock as of the record date are entitled to one vote for each share held for each of the proposals.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting, and for 10 days prior to the Meeting at the principal office of the Company located at 1678 Jinshajiang Road, Building No. 6, Room 901, Shanghai, China 200062.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Co., you are considered, with respect to those shares, the “stockholder of record.” This proxy and our 2021Annual Report have been sent directly to you by us.

Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy and the 2021 Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included with your proxy materials.

How do I vote my shares?

Stockholders can vote in person at the Meeting or by proxy. There are two ways to vote by proxy:

•        By Internet — You can vote over the Internet by going to www.cstproxyvote.com and following the instructions to vote your shares; or

•        By Mail — You can vote by mail by signing, dating and mailing the enclosed proxy card.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 8:59 p.m. (EST) on December 19, 2022. Have your proxy card in hand when you access the website and follow the instructions to vote your shares.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the proposals. If you grant a proxy without indicating your instructions, your shares will be voted as follows:

•        FOR election of the nominated directors; and

•        FOR approve and ratify the appointment of Enrome LLP as our independent auditors to audit the financial statements as of December 31, 2022 and for the fiscal year then ending.

What constitutes a quorum?

According to the Company’s Bylaws, the presence in person or by proxy of the holders of one-third (1/3rd) of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law. Under Nevada law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Meeting.

What is a broker “non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.”

What is required to approve each item?

•        For Proposal No. 1 (election of directors), each director must be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes are not counted for purposes of the election of directors.

•        For Proposal No. 2 (the ratification of independent auditor), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares for routine matters.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

Our Bylaws require that, in uncontested elections, each director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted “for” a director nominee must exceed the number of votes “withheld” from that nominee in order for that nominee to be elected. Only votes “for” or “withheld” are counted as votes cast with respect to a director. Abstentions and broker non-votes will have no effect.

How will shares of Common Stock represented by properly executed proxies be voted?

All shares of Common Stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth herein. In addition, if any other matters properly come before the Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•        filing with us a written notice of revocation of your proxy,

•        submitting a properly signed proxy card bearing a later date,

•        voting over the Internet, or

•        voting in person at the Meeting.

What does it mean if I receive more than one Proxy?

If your shares are registered under different names or are in more than one account, you may receive more than one set of proxy materials. To ensure that all your shares are voted, please vote through the Internet using each personal identification number you are provided, or complete, sign and date the multiple proxy cards relating to your multiple accounts. We encourage you whenever possible to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent, Continental Stock Transfer & Trust Co., at (212) 845-3294.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

How do I learn the results of the voting at the annual meeting?

Preliminary results will be announced at the Meeting. Final results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the Meeting.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding Common Stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our Common Stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials when requested to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the proxy materials, we will promptly deliver it to you upon your request in one of the following manners:

•        by sending a written request by mail to:

Code Chain New Continent Limited

1678 Jinshajiang Road
Building No. 6, Room 901
Shanghai, China 200062
Attention: Corporate Secretary

•        by calling our Corporate Secretary, at +86-021-32583578.

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting our Corporate Secretary as indicated above.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

•        by mail, to:

Code Chain New Continent Limited

1678 Jinshajiang Road
Building No. 6, Room 901
Shanghai, China 200062
Attention: Corporate Secretary

•        by telephone, at +86-021-32583578.

SMALLER REPORTING COMPANY

We are also a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act, and have elected to take advantage of certain of the scaled disclosure available for smaller reporting companies.

DIRECTORS AND EXECUTIVE OFFICERS

Information about Directors Nominees and Executive Officers

The following table and biographical description set forth information with respect to our director nominees and executive officers.

Name	Age	Position
Hongxiang Yu	44	Chief Executive Officer, President, Chairman of the Board, and Director
Yi Li	46	Chief Financial Officer
Shuang Zhang	53	Vice President and Director
Mingyue Cai(1)(2)(3)	45	Director and Chair of Compensation Committee
Junhong He(1)(2)(3)	49	Director and Chair of Nominating and Corporate Governance Committee
Jing Zhang(1)(2)(3)	44	Director and Chair of Audit Committee

____________

(1)      Member of our Audit Committee

(2)      Member of our Compensation Committee

(3)      Member of our Nominating and Corporate Governance Committee

Business Experience and Directorships

The following describes the backgrounds of the director nominees and executive officers. Our board of directors has determined that (a) other than Hongxiang Yu and Shuang Zhang, all of our directors are independent directors as defined under the NASDAQ Stock Market’s listing standards governing members of boards of directors, and (b) the members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent under applicable SEC rules.

Mr. Hongxiang Yu

Mr. Hongxiang Yu, co-founded Shanghai Highlight Media Co., Ltd. (“Highlight Media”), a consolidated variable interest entity of the Company, in 2016 and has been its Chairman of the Board since then. Mr. Yu is also the Chairman of the Board of Shanghai Highlight Asset Management Co., Ltd., responsible for asset management and private equity investment. Mr. Yu is also the Vice Chairman of the Board of Tianjing Dragon Film Co., Ltd., engaged in the investment in the film industry in China. From 2006 to 2015, Mr. Yu served as the general manager of Hongrun Foundation Engineering Co., Ltd. and the head of the internal audit department of Hongrun Construction Group Co., Ltd. Mr. Yu received his bachelor’s degree in international trade from University of Portsmouth in the United Kingdom in 2004 master’s degree in international human resource management from University of Portsmouth in the United Kingdom in 2006.

Ms. Yi Li

Ms. Yi Li was appointed as the Chief Financial Officer on April 25, 2019. From 2005 to 2007, Ms. Li served as Financial Accounting of Shanghai Supersharp International Co., Ltd. From 2007 to 2009, Ms. Li served as Finance Officer of the HongKong OneByOne Trading & Accessories Co., Ltd. Ms. Li worked as the Financial Manager at Shanghai Yitex Garment Co., Ltd. from 2010 to 2015. Ms. Li served as the Chief Financial Officer of Shanghai Difeng Group since 2015 till now. Ms. Li received her bachelor’s degree of International Business and MBA from Auckland Institute of Studies.

Ms. Shuang Zhang

Ms. Shuang Zhang, co-founded Highlight Media in 2016 and has been its Chief Executive Officer since 2017. During her tenure as the Chief Executive Officer, Ms. Zhang managed the planning, creation and publication of books about the company history of industry leaders in China, published in top financial publications in China. From 2015 to 2016, Ms. Zhang was the director of public relations at Ctrip, an online travel company in China. From 2004 to 2015, Ms. Zhang was the editor-in-chief of China Business News, responsible for editing, performance, and quality control. Ms. Zhang received her bachelor’s degree in Journalism from Heilongjiang University in China in 1991 and her Master of Business Administration degree from the Antai College of Management and Economics of Shanghai Jiaotong University.

Mr. Mingyue Cai

Mr. Wang was appointed as an independent director of our Board on February 25, 2020. Mr. Cai has been the Vice President at Yitu Safety Technology (Shenzhen) Co., Ltd., a PRC company engages in artificial intelligence development and application. From November 2009 to August 2017, he was an administrative director at Rugao Port Group Co., Ltd., a PRC company that focuses on port logistics, industrial park construction and timber, coal and ore trade. From June 2004 to October 2009, Mr. Cai worked as a manager at Shanghai Rishan Environmental Protection Technology Co., Ltd., a PRC company that distribute and retail environmentally friendly cleaning products. Mr. Cai has a bachelor’s degree in administrative management.

Ms. Junhong He

Ms. Junhong He, has almost 30 years of working experience in the field of financial and legal services. Since December 2012, Ms. He has been the Senior Manager of the Legal Department of Ping An Bank Shanghai Branch. From November 1999 to November 2012, Ms. He served as the head of Shanghai Luwan Branch of Ping An Bank. From July 1993 to October 1999, Ms. She served as a clerk, a department chief and eventually the President of Bank of China Anhui Chizhou Branch. Ms. He received her bachelor’s degree in law from Nanjing University in 2005.

Ms. Jing Zhang

Ms. Jing Zhang, has more than 25 years of working experience in financial management. Since July 2013, Ms. Zhang has been the Chief Financial Officer of Shanghai Xun Yang Network Technology Co., Ltd. From March 2009 to July 2013, Ms. Zhang served as the financial manager of Shanghai Branch of Jiangsu Zi Guang Intelligence Co., Ltd. From March 1999 to February 2009, Ms. Zhang served as the accountant and financial director of the Finance Department of the Eight Five Hospital. Ms. Zhang received her bachelor’s degree in accounting from Zaozhuang University in 1997.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website www.ccnctech.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, Code Chain New Continent Limited, 1678 Jinshajiang Road, Building No. 6, Room 901, Shanghai, China 200062.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of five members as identified above. Currently, the Board has three committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

Each of these committees is comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for the Audit Committee and the Compensation Committee.

Prior to establishing the committees of the Board of Directors, our entire Board of Directors handled the functions that would otherwise be handled by each of the committees.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, the management are charged with managing risk. The Company has internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function which is described in more details below.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. In recommending proposed nominees to the Board, the Nominating Committee is charged with building and maintaining a board that has an ideal mix of talent and experience to achieve our business objectives in the current environment. In particular, the Nominating Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us.

Board Diversity Matrix

This table below provides certain information regarding the diversity of our Board as of the date of this proxy statement.

Board Diversity Matrix for Code Chain New Continent As of 11/18/2022
Total Number of Directors	5

	Female	Male		Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	2		0	0

Part II: Demographic Background
African American or Black	0	0		0	0
Alaskan Native or American Indian	0	0		0	0
Asian	0	5		0	0
Hispanic or Latinx	0	0		0	0
Native Hawaiian or Pacific Islander	0	0		0	0
White	0	0		0	0
Two or More Races or Ethnicities	0	0		0	0
LGBTQ+			0
Did Not Disclose Demographic Background			0

Board Independence

Our stock is currently trading on Nasdaq Capital Market; we are required to comply with the director independence requirements of the Nasdaq rules. The Board of Directors also consults with counsel to ensure that the Boards of Directors’ determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of Audit Committee members. The Nasdaq listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment. Three of our directors, Mr. Mingyue Cai, Ms. Junhong He, and Ms. Jing Zhang are “independent” as that term is defined by Nasdaq Rule 4200(a)(15); accordingly, we satisfy the “independent director” requirements, which requires that a majority of a company’s directors be independent.

Audit Committee

Our Audit Committee currently consists of Mr. Mingyue Cai, Ms. Junhong He, and Ms. Jing Zhang, with Ms. Jing Zhang serving as the chairman of the Audit Committee. We believe that each of these individuals qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership. We also believe that Ms. Jing Zhang qualifies as our “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K. Our board of directors has adopted a written charter for the Audit Committee, which is attached as an exhibit to this Report.

The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor our annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

Compensation Committee

Our Compensation Committee currently consists of Mr. Mingyue Cai, Ms. Junhong He, and Ms. Jing Zhang, with Mr. Mingyue Cai serving as the chairman of the Compensation Committee. We anticipate that each of the members of our Compensation Committee will be independent under the applicable NASDAQ listing standards. Our board of directors has adopted a written charter for the Compensation Committee, which is attached as an exhibit to this Report.

The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee will be responsible for, among other matters: (1) identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors; (2) overseeing the organization of our board of directors to discharge the board’s duties and responsibilities properly and efficiently; (3) identifying best practices and recommending corporate governance principles; and (4) developing and recommending to our board of directors a set of corporate governance guidelines and principles applicable to us.

Our Corporate Governance and Nominating Committee currently consists of Mr. Mingyue Cai, Ms. Junhong He, and Ms. Jing Zhang, with Ms. Junhong He serving as the chairman of the Corporate Governance and Nominating Committee. We anticipate that each of the members of our Corporate Governance and Nominating Committee will be independent under the applicable NASDAQ listing standards. Our board of directors has adopted a written charter for the Corporate Governance and Nominating Committee, which is available on our corporate website at www.ccnctech.com.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such Forms, we believe that during the year ended December 31, 2021 there were no delinquent filers.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees, including our chief executive officer, chief financial officer and principal accounting officer. Our Code of Ethics is available on our corporate website at www.ccnctech.com. If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on our website at the above address.

Board meetings in 2021

Our Board acted 18 times by unanimous written consent in lieu of a meeting during the fiscal year ended December 31, 2021. The Audit Committee acted 1 times by unanimous written consent during the fiscal year ended December 31, 2021. The Compensation Committee acted 8 times by unanimous written consent during the fiscal year ended December 31, 2021. The Nomination Committee acted 6 times by unanimous written consent during the fiscal year ended December 31, 2021. Each incumbent director attended all of the meetings of the Board of Directors and of the standing committees of which he or she was a member during 2021. The Board invites, but does not require, directors to attend the annual meeting of shareholders.

Stockholder Communication with the Board of Directors.

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our board of directors, c/o Corporate Secretary, Code Chain New Continent Limited, 1678 Jinshajiang Road, Building No. 6, Room 901, Shanghai, China 200062 for submission to the board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

EXECUTIVE COMPENSATION

The following table provides disclosure concerning all compensation paid for services to CCNC in all capacities for our fiscal years ended December 31, 2021 and 2020 provided by (i) each person serving as our principal executive officer (“PEO”), (ii) each person serving as our principal financial officer (“PFO”) and (iii) our two most highly compensated executive officers other than our PEO and PFO whose total compensation exceeded $100,000 (collectively with the PEO, referred to as the “named executive officers” in this Executive Compensation section).

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)
Wei Xu(1)	2021	10,000	—	—	—	—	10,000
(Former CEO, President and Chairman of the Board)	2020	10,000	—	—	—	—	10,000
Yimin Jin(2)	2021	66,667	—	—	—	—	66,667
(Former CEO)	2020	100,000	—	—	—	—	100,000
Weidong (David) Feng(3)	2021	33,333	—	—	—	—	33,333
(Former CEO)	2020	—	—	—	—	—	—
Tingjun Yang(4)	2021	18,750	—	—	—	—	18,750
(Former CEO)	2020	—	—	—	—	—	—
Yi Li(5)	2021	30,000	—	—	—	—	30,000
(CFO)	2020	30,000	—	—	—	—	30,000
Jianan Liang(6)	2021	23,750	—	—	—	—	23,750
(Former COO and director)	2020	—	—	—	—	—	—
Bibo Lin(7)	2021	—	—	—	—	—	—
(Former Vice President and director)	2020	—	—	—	—	—	—
Hongxiang Yu(7)	2021	—	—	—	—	—	—
(CEO, President and Chairman of the Board)	2020	—	—	—	—	—	—
Shuang Zhang(7)	2021	—	—	—	—	—	—
(Vice President and director)	2020	—	—	—	—	—	—
Tianxiang Zhu(7)	2021	—	—	—	—	—	—
(Former COO and director)	2020	—	—	—	—	—	—

____________

(1)      Mr. Wei Xu was appointed as a director of the Company on January 3, 2020, as the Co-Chairman of the Board on February 25, 2020, as the President on October 29, 2020, and the Chief Executive Officer on January 21, 2022. On October 4, 2022, Mr. Wei Xu tendered his resignation as the Chief Executive Officer, President, Chairman of the Board and a director.

(2)      Ms. Yimin Jin was appointed as the Co- Chief Executive Officer of the Company on April 15, 2019. Mr. Jin was also a director of the Company. On April 7, 2021, Mr. Jin tendered his resignation as a director and Co-Chairman of the Board of Director of the Company. On September 7, 2021, Mr. Jin tendered his resignation as Co-Chief Executive Officer of the Company.

(3)      Ms. Weidong (David) Feng was appointed as the Co-Chief Executive Officer of the Company on February 1, 2021. On October 1, 2021, Mr. Feng tendered his resignation as Co-Chief Executive Officer of the Company.

(4)      Ms. Tingjun Yang was appointed as the Chief Executive Officer of the Company on September 7, 2021. On January 21, 2022, Mr. Yang tendered his resignation as Chief Executive Officer of the Company.

(5)      Ms. Yi Li was appointed as the Chief Financial Officer of the Company on April 25, 2019.

(6)      Mr. Jianan Liang was appointed as the Chief Operating Officer of the Company on March 17, 2021. On April 5, 2022, Mr. Jianan Liang tendered his resignation as the Chief Operating Officer.

(7)      Mr. Bibo Lin was appointed as the Vice President of the Company on February 25, 2020 and as the director on March 30, 2021. On October 4, 2022, Mr. Bibo Lin tendered his resignation as the Vice President and a director.

(7)      Mr. Hongxiang Yu was appointed as the Chief Executive Officer, President, Chairman of the Board and a director of the Company on October 4, 2022.

(7)      Ms. Shuang Zhang was appointed as the Vice President and a director of the Company on October 4, 2022.

(7)      Mr. Tianxiang Zhu was appointed as the Chief Operating Officer and a director of the Company on April 5, 2022. On November 10, 2022, Mr. Tianxiang Zhu tendered his resignation as the Chief Operating Officer and a director.

Grants of Plan Based Awards in the Fiscal Year Ended December 31, 2021

During the fiscal year ended December 31, 2021, no shares of common stock were granted to our officers and directors under any plan.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

We have entered into employment agreements with each of our executive officers, respectively, (each an “Employment Agreement,” collectively, the “Employment Agreements”). Under these agreements, each of our executive officers is employed for a specified time period. We may terminate employment for cause, at any time, without advance notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a crime, or misconduct or a failure to perform agreed duties. The executive officer may resign at any time with a three-month advance written notice.

The officers also agreed to enter into additional confidential information and invention assignment agreements and are subject to certain non-compete and non-solicitation restrictions for a period one year following termination.

Director Compensation

The following table represents compensation earned by our non-executive directors in 2021.

Name	Fees earned in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Qihai Wang(1)	$2,500	—	—	—	$2,500
Manli Long(2)	$1,250	—	—	—	$1,250
Min Zhu(3)	$1,250	—	—	—	$1,250
Yajing Li(4)	$2,500	—	—	—	$2,500
Mingyue Cai(5)	$10,000	—	—	—	$10,000
Chengwei Mo(6)	$7,500	—	—	—	$7,500
Siyang Hu(7)	$3,333	—	—	—	$3,333
Fei Gan(8)	$8,750	—	—	—	$8,750
Jin Wang(9)	$5,833	—	—	—	$5,833
Junhong He(10)	$—	—	—	—	$—
Jing Zhang(11)	$—	—	—	—	$—

____________

(1)      Mr. Qihai Wang was appointed as a director of the Company on April 24, 2019. Mr. Wang resigned from her position on March 30, 2021.

(2)      Ms. Manli Long was appointed as a director of the Company on April 08, 2019. Ms. Long resigned from her position on February 11, 2021.

(3)      Ms. Min Zhu was appointed as a director of the Company on March 22, 2019. Mr. Zhu resigned from her position on February 11, 2021.

(4)      Ms. Yajing Li was appointed as a director of the Company on November 16, 2020. Mr. Li resigned from her position on March 29, 2021.

(5)      Mr. Mingyue Cai was appointed as a director of the Company on February 25, 2020.

(6)      Mr. Chengwei Mo was appointed as a director of the Company on March 30, 2021. Mr. Mo resigned his position on November 10, 2022.

(7)      Mr. Siyang Hu was appointed as a director of the Company on September 2, 2021. Mr. Hu resigned his position on September 15, 2022.

(8)      Mr. Fei Gan was appointed as a director of the Company on February 11, 2021. Mr. Gan resigned his position on September 15, 2022.

(9)      Mr. Jin Wang was appointed as a director of the Company on February 11, 2021. Mr. Wang resigned from her position on September 2, 2021.

(10)    Ms. Junhong He was appointed as a director of the Company on September 15, 2022.

(11)    Mr. Jing Zhang was appointed as a director of the Company on September 15, 2022.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 10, 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers and directors that beneficially owns shares of our Common Stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

The percentage ownership information shown in the table below is based on that there were 1,837,136 shares of common stock outstanding as of November 10, 2022.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Directors and Named Executive Officers
Hongxiang Yu, Chief Executive Officer President, Chairman of the Board and Director	210,000	11.43%
Yi Li, Chief Financial Officer	0	—
Shuang Zhang, Vice President and Director	90,000	4.90%
Mingyue Cai, Director and Chair of Compensation Committee	0	—
Junhong He, Director and Chair of Nominating and Corporate Governance Committee	0	—
Jing Zhang, Director and Chair of Audit Committee	0	—

All officers and directors as a group (6 persons):	300,000	16.33%

5% or more Beneficial Owner
Wei Xu	387,340	21.09%
Yimin Jin	144,491	9.41%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 1678 Jinshajiang Road, Building No. 6, Room 901, Shanghai, China 200062.

TRANSACTIONS WITH RELATED PERSONS

Transactions with Related Persons

During the fiscal year ended December 31, 2021, the Company had the following transactions with related parties:

Related party balances

a.      Other receivable — related party:

Name of related party	Relationship	December 31, 2021	December 31, 2020
Chengdu Yuan Code Chain Technology Co. Ltd	A company controlled by former shareholder of the Company	$513,387	$230,134
Marchain (Shanghai) Network Technology Co., LTD	A company controlled by shareholder of the Company	78,423	—
Chenghua District Code To Code To Commerce And Trade Department	A company controlled by employee of the Company	19,138	—
Total		610,948	230,134

The Company advanced funds to the related party for technical services.

b.      Other payables — related parties:

Name of related party	Relationship	December 31, 2021	December 31, 2020
Chuanliu Ni	Chief Executive Officer and director of a former subsidiary	$325,907	$325,907
Zhong Hui Holding Limited	Shareholder of the Company	140,500	140,500
Qihai Wang	Shareholder of the Company	—	24,729
Total		$466,407	$491,136

The above payables represent interest free loans and advances. These loans and advances are unsecured and due on demand.

Policies and Procedures for Review, Approval or Ratification of Transactions with Related Parties

The Company qualifies as a smaller reporting company, as defined in Rule 12b-2 of the Exchange Act, and is not required to provide the policies and procedures for review, approval or ratification of transactions with related parties.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

See “Governance and Nominating Committee” above for a discussion of the process for selecting directors.

There are currently five directors serving on the Board. At the Meeting, five directors will be elected. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position
Hongxiang Yu	44	Chief Executive Officer, President, Chairman of the Board, and Director
Shuang Zhang	53	Vice President and Director
Mingyue Cai	45	Director and Chair of Compensation Committee
Junhong He	49	Director and Chair of Nominating and Corporate Governance Committee
Jing Zhang	44	Director and Chair of Audit Committee

Director Qualifications — General

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareowners. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Company’s Board of Directors that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Summary of Qualifications of Nominees for Director

Set forth below is a summary of some of the specific qualifications, attributes, skills and experiences of our directors which we believe qualify them to serve on our Board. For more detailed information, please refer to the biographical information for each director set forth in Directors and Executive Officers starting on page 6.

Hongxiang Yu.    Mr. Yu has over 9 years of experience in audit, asset management, and private equity investment. He is the co-founder of Shanghai Highlight Media Co., Ltd. (“Highlight Media”), a consolidated variable interest entity of the Company, in 2016 and has been its Chairman of the Board since then. Mr. Yu is also the Chairman of the Board of Shanghai Highlight Asset Management Co., Ltd., responsible for asset management and private equity investment. Mr. Yu is also the Vice Chairman of the Board of Tianjing Dragon Film Co., Ltd., engaged in the investment in the film industry in China. From 2006 to 2015, Mr. Yu served as the general manager of Hongrun Foundation Engineering Co., Ltd. and the head of the internal audit department of Hongrun Construction Group Co., Ltd. We believe Mr. Yang is well-qualified to serve as a member of our board due to his in-depth knowledge and experience in asset management and private equity investment, and his experience in management.

Yi Li.    Mr. Li has over 15 years of experience in Finance. He has served as financial officer or manager in several companies before joining our Company. Mr. Li has an extensive managerial experience and has a proven track record of success as a team leader. We believe Mr. Li is well-qualified to serve as a member of our board due to his extensive finance and management experience and familiarity of our business.

Mingyue Cai.    Mr. Cai brings to the Board extensive experience in artificial intelligence development and application. We believe Mr. Cai is well-qualified to serve as a member of our board due to his experience in the technology industry.

Junhong He.    Ms. Junhong He has almost 30 years of experience in the field of financial and legal services. We believe Ms. He is well-qualified to serve as a member of our board due to his experience in finance and law.

Jing Zhang.    Ms. Zhang has more than 25 years of working experience in financial management. We believe Ms. Zhang is well-qualified to serve as a member of our board because of his extensive knowledge and experience in financial management.

General Information

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” above.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

Vote Required and Board of Directors’ Recommendation

Proposal No. 1 will be approved if a plurality of the total votes properly cast in person or by proxy at the Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ALL OF YOUR SHARES “FOR” THE ELECTION TO THE BOARD OF ALL OF THE NOMINEES DESCRIBED IN THIS PROPOSAL NO. 1.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Enrome LLP to serve as the independent registered public accounting firm of the Company to audit our financial statements as of December 31, 2022 and for the fiscal year then ending.

We are asking our stockholders to approve and ratify the appointment of Enrome LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2022. Although ratification is not required by our bylaws or otherwise, the Board is submitting the appointment of Enrome LLP to our stockholders for approval and ratification as a matter of good corporate practice. In the event our stockholders fail to approve and ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its stockholders.

Representatives of Enrome LLP is not expected to be present at the Meeting and therefore will not (i) have the opportunity to make a statement if they so desire or (ii) be available to respond to questions from shareholders.

Recent Change of Independent Registered Public Accounting Firm

On October 11, 2022, Code Chain New Continent Limited (the “Company”) notified its independent registered public accounting firm, WWC, P.C. its decision to dismiss WWC, P.C. as the Company’s auditor.

The reports of WWC, P.C. on the financial statements of the Company for the fiscal years ended December 31, 2021 and 2020 and the related statements of operations and comprehensive income (loss), changes in stockholders’ equity (deficit), and cash flows for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change the independent registered public accounting firm was recommended and approved by the Audit Committee and the Board of Directors of the Company.

During the Company’s most recent fiscal year ended December 31, 2021 and through October 11, 2022, the date of dismissal, (a) there were no disagreements with WWC, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WWC, P.C., would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

On October 11, 2022, the Audit Committee and the Board of Directors of the Company appointed Enrome LLP as its new independent registered public accounting firm to audit the Company’s financial statements. During the two most recent fiscal years ended December 31, 2021 and 2020 and any subsequent interim periods through the date hereof prior to the engagement of Enrome LLP, neither the Company, nor someone on its behalf, has consulted Enrome LLP regarding:

(i)     either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)    any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of fees paid or to be paid to Enrome LLP for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Enrome LLP in connection with regulatory filings. The aggregate fees billed or to be billed by Enrome LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC. For the year ended December 31, 2021, we did not pay Enrome LLP for any audit services.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the year ended December 31, 2021, we did not pay Enrome LLP for consultations concerning financial accounting and reporting standards.

Tax Fees.    We did not pay Enrome LLP for preparation of any US Income Tax Returns in 2021.

All Other Fees.    We did not pay Enrome LLP for other services for the year ended December 31, 2021.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us.

Vote Required and Board of Directors’ Recommendation

Proposal No. 2 will be approved if a majority of the total votes properly cast in person or by proxy at the Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” on this Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
SELECTION OF INDEPENDENT AUDITORS DESCRIBED IN PROPOSAL NO. 2.

STOCKHOLDER PROPOSALS FOR THE MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of Code Chain New Continent Limited, 1678 Jinshajiang Road, Building No. 6, Room 901, Shanghai, China 200062:

•        Not later than January 31, 2023; or

•        If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement is instead 120 days before we begin to print and mail our proxy materials for next year’s meeting.

A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

2021 ANNUAL REPORT

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”), including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to contacting the Corporate Secretary, Code Chain New Continent Limited, 1678 Jinshajiang Road, Building No. 6, Room 901, Shanghai, China 200062. A copy of our 2021 Annual Report is also made available on our website www.ccnctech.com.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

Date: November 18, 2022	By Order of the Board of Directors
/s/ Hongxiang Yu
Hongxiang Yu
Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies CODE CHAIN NEW CONTINENT LIMITED to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 9:59 p.m., Eastern Time, on December 19, 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED SPECIAL MEETING PROXY CARD The undersigned hereby instructs said proxies or their substitutes: Please mark your votes like this 1. To elect five directors to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of stockholders or until their successors are elected and qualified; and FOR AGAINST ABSTAIN 1. Hongxiang Yu 2. Shuang Zhang 3. Mingyue Cai 4. Junhong He 5. Jing Zhang I (we) acknowledge receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement dated November 18, 2022 and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies. 2. To ratify the selection by our Audit Committee of Enrome LLP to serve as our independent registered public accounting firm for the year ending December 31, 2022. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date 2022. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope

FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED SPECIAL MEETING PROXY CARD THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS CODE CHAIN NEW CONTINENT LIMITED SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2022 AT 10 A.M. LOCAL TIME (9 P.M. EASTERN TIME ON DECEMBER 19, 2022) The undersigned stockholder of Code Chain New Continent Limited, a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, dated November 18, 2022, and hereby constitutes and appoints Hongxiang Yu, with full power of substitution in him, the proxy of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s common stock which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on December 20, 2022, at 10:00 a.m., local time, (9 p.m. Eastern Time on December 19, 2022), at 1678 Jinshajiang Road, Building No. 6, Room 901, Shanghai, China 200062 and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting, and any adjournment or adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. (Continued and to be marked, dated and signed on the other side)